Bank Borrowings - Schedule of Bank Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Bank Borrowings
Current	$ 25,603	$ 23,372
Non-current	67,841	59,434
Total	$ 93,444	$ 82,806
Weighted average interest rate for outstanding bank borrowings (as a percent)	2.89%	3.02%